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                             AMENDED AND RESTATED
                                PROMISSORY NOTE


$7,500,000.00                                                 January 30, 1998

         WHEREAS, GENESIS HEALTH VENTURES, INC., a Pennsylvania corporation (hereinafter, "Genesis") and AGE INSTITUTE OF FLORIDA, INC., a Florida not for profit corporation (hereinafter, together with its successors and assigns, called "Borrower"), entered into that certain Working Capital Loan and Security Agreement, dated as of August 31, 1996 as amended as of January 30, 1998 (as amended and in effect from time to time, the "Loan Agreement"), pursuant to which the Lender agreed to make a loan to the Borrower in the principal amount of $10,000,000 (the "Loan");

         WHEREAS, to evidence the Loan, Borrower executed and delivered that certain Promissory Note, dated August 31, 1996 (the "Original Note"), payable to the order of Genesis in the principal amount of $10,000,000;

         WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of the date hereof (the "Assignment"), Genesis has assigned and transferred to ET CAPITAL CORPORATION (together with its successors and assigns, "ET Capital" or "Holder") a portion of the principal amount of the Original Note equal to $7,500,000 evidenced by this Amended and Restated Promissory Note in said amount (the "Note");

         WHEREAS, Genesis has retained a portion of the principal amount of the Original Note equal to $2,500,000 evidenced by a separate Amended and Restated Promissory Note in said amount; and

         WHEREAS, Borrower has agreed to execute and deliver this Note payable to the order of ET Capital in the principal amount of $7,500,000, dated as of the date hereof, as well as said separate Amended and Restated Promissory Note, which shall remain payable to the order of Genesis, in the principal amount of $2,500,000, also dated as of the date hereof, in exchange for the Original Note.

         NOW THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby covenants and agrees as follows:

NOTHING CONTAINED IN THIS NOTE SHALL BE DEEMED TO IMPAIR OR DISTURB THE OBLIGATIONS OF THE BORROWER CREATED ON AUGUST 31, 1996 PURSUANT TO THE LOAN AGREEMENT OR THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION THEREWITH. THIS NOTE AMENDS AND RESTATES THE TERMS OF THE ORIGINAL NOTE.

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         FOR VALUE RECEIVED, Borrower promises to pay to the order of ET
Capital at its offices at 148 West State Street, Kennett Square, Pennsylvania 19348, in lawful money of the United States of America in immediately available funds:

                  (a) the principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($7,500,000.00); and

                  (b) interest on the principal balance hereof from time to time outstanding from the date hereof through and including the date on which such principal amount is paid in full, at the times and at the rates provided in the Loan Agreement.

         Capitalized terms used and not otherwise defined in this Note shall have the meanings given to them in the Loan Agreement.

         This Note evidences borrowings under and has been issued by Borrower in accordance with the terms of the Loan Agreement. Pursuant to the Assignment, Holder is entitled to the benefits of the Loan Agreement and may enforce the agreements of Borrower contained therein, and may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All rights and remedies given by this Note and the Loan Agreement are cumulative and not exclusive of any thereof or of any other rights or remedies available to Holder and no course of dealing between Borrower and Holder or any delay or omission in exercising any right or remedy shall operate as a waiver of any other right or remedy at any time and from time to time thereafter, and every right and remedy may be exercised from time to time and as often as shall be deemed appropriate by Holder or any other holder hereof.

         If any one or more Events of Default under the Loan Agreement shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Loan Agreement.

         Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, and to the addition or release of any other party or person primarily or secondarily liable.

         IN ANY LITIGATION ARISING OUT OF OR RELATING TO ANY OF THE MATTERS CONTAINED IN THIS NOTE OR ANY OF THE DOCUMENTS DELIVERED IN CONNECTION HEREWITH IN WHICH THE HOLDER AND BORROWER ARE ADVERSE PARTIES, THE HOLDER (BY ITS ACCEPTANCE HEREOF) AND BORROWER EACH WAIVE TRIAL BY JURY.

                                     -2-

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         The Borrower shall have the right, at any time during the term hereof, to prepay the entire outstanding principal balance provided that the Borrower provide the Holder with at least ninety (90) days' prior written notice of its intent to prepay, which notice once given may not be revoked, and provided further, that the Borrower pay to the Holder (upon the date for prepayment specified in the Borrower's written notice), together with the entire outstanding principal balance, all accrued and unpaid interest and any other costs, charges and sums due under this Note and all the other Loan Documents, a "Prepayment Fee". The Prepayment Fee shall be equal to (and defined herein as) the greater of: (i) the present value, discounted by the Current Rate (as hereinafter defined), of the difference between (a) the product of the Interest Rate then in effect multiplied by the then outstanding amount due under the Note, multiplied by the remaining number of years (or fraction thereof) of the term hereof and (b) the product of the annual rate of interest (as of the date of prepayment) of actively traded marketable United States Treasury Securities bearing a fixed rate of interest adjusted for a constant maturity equal to the remaining number of years (rounded to the nearest year) of the term hereof (hereinafter referred to as the "Current Rate"), multiplied by the then outstanding amount due under the Note, multiplied by the remaining number of years (or fraction thereof) of the term hereof or (ii) one percent (1%) of the then outstanding amount due under the Note.

         If any of the terms of this Note or any instrument securing payment hereof shall be deemed invalid by any court of competent jurisdiction, such invalidity shall not affect any of the other terms hereof or of such other instrument.

         If the Holder of this Note engages the services of an attorney for the purpose of exercising its rights hereunder or under the Loan Agreement, Borrower shall pay the reasonable fees and disbursements thereby incurred promptly upon demand, all of which will be deemed to be sums becoming due hereunder.

         Notwithstanding anything to the contrary contained in this Note, the liability and obligation of Borrower to perform and observe and make good the obligations contained in this Note and to pay the obligations hereunder in accordance with the provisions of this Note shall not be enforced by any action or proceeding wherein damages or any money judgment or any deficiency judgment or any judgment establishing any personal obligation or liability shall be sought, collected or otherwise obtained against Borrower or against any past, present or future partner, officer, director, shareholder or member of Borrower, and Holder for itself and its successors and assigns hereby irrevocably, knowingly, voluntarily and intentionally waives any and all right to use for, seek or demand any such damages, money judgment, deficiency judgment or personal judgment against Borrower or against any past, present or future partner, officer, director, shareholder or member of Borrower under or by reason of or in connection with this Note or any other Loan Document and agrees to look solely to the Collateral held under or in connection with this Note for the enforcement of such liability and obligation of Borrower.

         This Note shall be governed and construed in accordance with the substantive laws of the State of Florida.

                                     -3-

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         IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its officer thereunto duly authorized, as of the date first above written.

                                       AGE INSTITUTE OF FLORIDA, INC.



                                       By:______________________________
                                          Name:
                                          Title:

_____________________________________
COUNTY OF ___________________________

                  The foregoing instrument was acknowledged before me this ______ day of __________________________, 1998, by__________________________
_______________________________________, ____________________________ of AGE
INSTITUTE OF FLORIDA, INC., a Florida not for profit corporation, on behalf of the corporation. He/She who is personally known to me/has produced __________________________________________________ as identification.

                                           (SEAL)


                                            __________________________________
                                            Printed/Typed Name:  _____________
                                            Notary Public
                                            Commission Number: